UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2013

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2013, Robert Rogowski, Vice President and Corporate Controller of Broadwind Energy, Inc. (the “Company”), was designated Principal Accounting Officer of the Company, effective immediately.  Mr. Rogowski joined the Company in April 2011.  Prior to joining the Company, Mr. Rogowski was Vice President and Corporate Controller of Material Sciences Corporation (“MSC”) starting in February 2007.  In this position, his role encompassed SEC reporting, financial reporting and control, financial planning and finance-related technology development.  During the 14 years prior to joining MSC, Mr. Rogowski was employed by WMS Industries (“WMS”), a designer and manufacturer of gaming machines.  During his tenure at WMS, Mr. Rogowski held the positions of Director - Internal Audit, Vice President of Finance and Controller, and Vice President - Business Solutions.  Mr. Rogowski began his career working in the internal audit and business planning functions with The Hillshire Brands Company (f/k/a Sara Lee Corporation).  Mr. Rogowski, a Certified Public Account, earned his Bachelor of Science degree in Finance from Northern Illinois University, and holds a Master of Business Administration degree in Finance from the University of Chicago.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

On May 2, 2013, the Company’s Annual Meeting of Stockholders was held.  Matters voted on by the stockholders included:  (i) election of six directors to hold office for a term of one year or until their successors are duly elected and qualified; (ii) a non-binding advisory vote to approve the Company’s executive compensation (“Say-on-Pay” vote); (iii) approval of the adoption of a Section 382 rights plan designed to preserve the Company’s substantial amount of net operating loss carry forwards and other tax benefits (the “Rights Plan”); and (iv) ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2013.  The results of the stockholders’ votes are reported below:

1.              With respect to the election of directors, the following directors were elected by the indicated votes:

NAME OF CANDIDATE	FOR	WITHHELD	BROKER NON-VOTES
Charles H. Beynon	7,524,254	37,052	4,416,820
Peter C. Duprey	7,512,116	49,190	4,416,820
William T. Fejes, Jr.	7,392,816	168,490	4,416,820
Terence P. Fox	7,433,523	127,783	4,416,820
David P. Reiland	7,432,948	128,358	4,416,820
Thomas A. Wagner	7,535,280	26,026	4,416,820

2.              With respect to the non-binding advisory vote to approve the Company’s executive compensation (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,444,296	89,190	27,820	4,416,820

3.              With respect to the approval of the adoption of the Rights Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,355,362	196,878	9,066	4,416,820

4.              With respect to the ratification of the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,917,563	34,332	26,231	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

May 2, 2013	By:	/s/ Stephanie K. Kushner
Stephanie Kushner
Chief Financial Officer